SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value Portfolio                Security Description:  Phillips - Van Heusen (PVH) Secondary

Issuer: Phillips-Van Heusen (PVH) Secondary (CUSIP # 71859210)   Offering Type:  US Registered

                                                                                                  IN COMPLIANCE
              REQUIRED INFORMATION                ANSWER            APPLICABLE RESTRICTION           (YES/NO)
    ---------------------------------------   -------------   ---------------------------------   -------------
 1. Offering Date                               04/22/2010    None                                     YES

 2. Trade Date                                  04/22/2010    Must be the same as #1                   YES

 3. Unit Price of Offering                     $      66.50   None                                     YES

 4. Price Paid per Unit                        $      66.50   Must not exceed #3                       YES

 5. Years of Issuer's Operations               MORE THAN 3    Must be at least three years *           YES

 6. Underwriting Type                             FIRM        Must be firm                             YES

 7. Underwriting Spread                        $       2.83   Sub-Adviser determination to be          YES
                                                              made

 8. Total Price paid by the Fund               $    851,200   None                                     YES

 9. Total Size of Offering                     $332,500,000   None                                     YES

10. Total Price Paid by the Fund plus Total    $ 17,855,250   #10 divided by #9 must not exceed        YES
    Price Paid for same securities                            25% **
    purchased by the same Sub-Adviser for
    other investment companies

11. Underwriter(s) from whom the Fund         BARCLAYS BANK   Must not include Sub-Adviser             YES
    purchased (attach a list of ALL                PLC.       affiliates ***
    syndicate members)

12. If the affiliate was lead or co-lead           YES        Must be "Yes" or "N/A"                   YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value Portfolio                    Security Description: Symetra Financial Corporation (SYA) IPO
Issuer: Symetra Financial Corporation (SYA) IPO (CUSIP # 87151Q10)   Offering Type: US Registered

                                                                                                  IN COMPLIANCE
              REQUIRED INFORMATION                ANSWER            APPLICABLE RESTRICTION           (YES/NO)
    ---------------------------------------   -------------   ---------------------------------   -------------
 1. Offering Date                               01/21/2010    None                                     YES

 2. Trade Date                                  01/21/2010    Must be the same as #1                   YES

 3. Unit Price of Offering                     $      12.00   None                                     YES

 4. Price Paid per Unit                        $      12.00   Must not exceed #3                       YES

 5. Years of Issuer's Operations                MORE THAN 3   Must be at least three years *           YES

 6. Underwriting Type                              FIRM       Must be firm                             YES

 7. Underwriting Spread                        $       0.69   Sub-Adviser determination to be          YES
                                                              made

 8. Total Price paid by the Fund               $    618,000   None                                     YES

 9. Total Size of Offering                     $364,800,000   None                                     YES

10. Total Price Paid by the Fund plus Total    $ 13,766,400   #10 divided by #9 must not exceed        YES
    Price Paid for same securities                            25% **
    purchased by the same Sub-Adviser for
    other investment companies

11. Underwriter(s) from whom the Fund         MERRILL LYNCH   Must not include Sub-Adviser             YES
    purchased (attach a list of ALL                AND        affiliates ***
    syndicate members)                         COMPANY INC.

12. If the affiliate was lead or co-lead           YES        Must be "Yes" or "N/A"                   YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value Portfolio     Security Description: Wilmington Trust Corporation (WL) Secondary
Issuer: Wilmington Trust Corporation (WL) Secondary   Offering Type: US Registered
        (CUSIP #97180710)

                                                                                                  IN COMPLIANCE
              REQUIRED INFORMATION                ANSWER            APPLICABLE RESTRICTION           (YES/NO)
    ---------------------------------------   -------------   ---------------------------------   -------------
 1. Offering Date                               02/23/2010    None                                     YES

 2. Trade Date                                  02/23/2010    Must be the same as #1                   YES

 3. Unit Price of Offering                     $      13.25   None                                     YES

 4. Price Paid per Unit                        $      13.25   Must not exceed #3                       YES

 5. Years of Issuer's Operations               MORE THAN 3    Must be at least three years *           YES

 6. Underwriting Type                              FIRM       Must be firm                             YES

 7. Underwriting Spread                        $       0.63   Sub-Adviser determination to be          YES
                                                              made

 8. Total Price paid by the Fund               $    863,900   None                                     YES

 9. Total Size of Offering                     $250,093,750   None                                     YES

10. Total Price Paid by the Fund plus Total    $  4,662,675   #10 divided by #9 must not exceed        YES
    Price Paid for same securities                            25% **
    purchased by the same Sub-Adviser for
    other investment companies

11. Underwriter(s) from whom the Fund             KEEFE       Must not include Sub-Adviser             YES
    purchased (attach a list of ALL             BRUYETTE &    affiliates ***
    syndicate members)                            WOODS

12. If the affiliate was lead or co-lead           YES        Must be "Yes" or "N/A"                   YES
    manager, was the instruction listed
    below given to the broker(s) named in
    #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


(s)
---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.